Third Quarter 2025 Supplementary Slides November 10, 2025

Confidential & Proprietary | Disclaimer Forward Looking Statement This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. The company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the company’s guidance for fiscal years 2025 and 2026 (including the company’s estimates for revenue and gross margin), the company's expectations regarding its ability to achieve profitability in the first half of 2026, the company’s expectations about future demand, the company's strategic realignment and initiatives, the company’s expectations regarding its liquidity and capital requirements, the company’s expectations regarding its potential cost savings, the company’s expectation about its market strategy and financial and operational position, and the company’s other expectations, hopes, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “FY 2024 10-K”) and the other documents filed by the company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability of the company to execute its business plan, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (2) the company’s ability to continue as a going concern; (3) the company’s ability to service and comply with its indebtedness; (4) the company’s ability to raise additional capital in the near-term; (5) the possibility that the company may be adversely affected by other economic, business, and/or competitive factors; (6) changes in the applicable laws and regulations, and (7) other risks and uncertainties indicated from time to time described in the FY 2024 10-K, including those under “Risk Factors” therein, and in the company’s other filings with the SEC. The company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. * Additional information on the use of Non-GAAP financial information, industry and market data, and trademarks is included in the appendix of this presentation.

Uplisted to Nasdaq Capital Market Uplisting and successful offering strengthen liquidity, investor confidence and long-term growth potential Marks significant milestone in growth journey Enhances visibility, liquidity and shareholder value Successfully completed public offering of 6.7 million shares of common stock Demonstrates strong investor confidence and market validation Proceeds will support continued innovation, expansion and strategic initiatives

Proven traction from new go-to-market strategy, with both new and existing customers, particularly in the defense and Space industries where domestic supply chain resiliency is a priority RPS (Rapid Production Solutions) is Gaining Traction Up 22% Repeat Customers Continue to Drive Demand While Adding New Customers Space and Defense Remain Resilient RPS Backlog increased 22% compared to Q2 2025 New customers represented >9% of Q3 Bookings 48% of demand is coming from Defense & Space sectors

Velo3D & U.S Navy: $6 Million Partnership for Ship Repairs Agreement to develop and qualify copper nickel alloy (CuNi) for use in its line of Sapphire printers Supports the Navy’s Maritime Industrial Base Program to accelerate ship repair, modernization, and maintenance. Technology focus: Uses Laser Powder-bed Fusion (LPBF) on the Sapphire XC large-format printer Aims to produce corrison-resisitant CuNi ship components faster than traditional casting Key benefits: Faster production and reduced lead times Improved supply chain resiliency and U.S. sourcing independence Innovation and capabilities: Sapphire XC prints parts up to 600mm x 550 mm Meets DoD cybersecurity standards for secure defense manufacturing Strategic impact: First U.S.-based OEM to qualify CuNi for LPBF systems Expands U.S. naval additive manufacturing capabilities and domestic production capacity

Velo3D & DEVCOM AvMC: $4 Million Strategic Partnership for Space Propulsion Participating in a Manufacturing & Sustainment (M&S) program focused on advancing high-throughput, cost-effective additive manufacturing processes to support defense applications Collaboration with RTX and Raytheon Technologies Research Center to develop optimized Laser Powder Bed Fusion (L-PBF) process for Aluminum CP1 Supports U.S. Army’s Integrated Air and Missile Defense (IAMD) modernization priorities: agility, affordability, and readiness Velo3D selected for advanced, scalable AM platform featuring: Integrated software/hardware Factory tool matching In-situ monitoring Centralized data systems Establishes Installation & Operational Qualification (IQ/OQ) framework for distributed manufacturing across DoD Reinforces Army’s commitment to strengthening the U.S. defense industrial base and advanced manufacturing capabilities

Velo & Linde AMT: Supporting U.S. Navy Agreement to supply domestically produced CuNi (70-30 Copper-Nickel) powder Creates a fully domestic AM supply chain U.S.-made powder, printers and parts Strengthens national manufacturing resiliency and fleet readiness Production Capabilities Linde AMT’s expanded facility will supply high-quality CuNi powder Velo3D’s Sapphire XC large-format printer will be dedicated to producing CuNi components for shipbuilding modernization Material Significance (CuNi) Excellent resistance to seawater corrosion and biofouling High mechanical strength, thermal conductivity and ductility Ideal for shipboard piping, cooling systems and structural components in harsh marine environments Strategic Outcomes Enables a scalable, distributed additive manufacturing network for the Navy Increases shipyard readiness and reduces downtime Establishes a model for agile, next-generation defense manufacturing

RPS: AS9100D certified Confirms Velo3D’s RPS system meets the world’s most rigorous aerospace quality standards AS9100D Represents the highest international quality management standard for aviation, space and defense supply chains Ensures compliance with stringent requirements for repeatability, traceability and reliability Conducted by an accredited aerospace quality registrar Included comprehensive evaluation of documentation, process implementation and effectiveness of Velo3D’s quality systems Strategic Impact: Expands Velo3D’s eligibility to serve aerospace primes, defense contractors and government agencies requiring AS9100D compliance Reinforces commitment to U.S.-based manufacturing resiliency and quality-driven production Opens new growth opportunities in the global aerospace and defense sectors

Velo & Dyndrite Integration Integration empowers advanced AM research and production by providing precise, scalable, and repeatable control over additive manufacturing processes Key Capabilities of Integration: Provides vector-level control of laser speeds and feeds Enables precise toolpath optimization, process development and customization Supports scalable, repeatable production with enhanced machine performance and part quality Strategic Impact: Demonstrates Velo3D’s commitment to open, flexible platforms fostering innovation at scale Advances Dyndrite’s goal of software-defined, automated, production-ready AM workflows

Confidential & Proprietary | Financial Overview New

Financial Summary Reconciliations to U.S. generally accepted accounting principles (GAAP) financial measures are presented under “Non-GAAP Financial Information.” Non-GAAP Operating Expenses excludes stock-based compensation. Adjusted EBITDA excludes interest expense, tax expense, depreciation and amortization, stock-based compensation, restructuring and fair value liabilities, and loss on warrant exchange. ($ in millions) Q3’25 Q3’24 YTD Q3 2025 YTD Q3 2024 Total Revenue $13.6 $8.2 $36.5 $28.4 3D Printer and Parts Sales 12.0 1.0 31.6 17.4 Support Service / License / Recurring Revenue 1.6 7.2 4.9 11.0 Cost of Goods sold 13.2 4.2 37.0 30.0 Gross Profit 0.4 4.1 (0.5) (1.6) % Gross Margin 3.2% 49.4% (1.3%) (5.8%) Total Operating Expenses 11.1 22.9 34.2 59.2 Non-GAAP Operating Expenses1 9.0 19.7 26.5 47.6 Net Income (Loss) (11.8) (23.1) (51.0) (51.6) Adjusted EBITDA1 (7.3) (9.7) (23.1) (39.6)

2023 Outlook * Q423 / FY 2023 gross margin ranges excludes impact from non-recurring charges 2025 Outlook FY 2025 Guidance as of November 10, 2025 Revenue: $50M - $60M - >30% annual growth Gross margin: >30% exiting 2025 Non-GAAP Opex: $40M - $50M* Capex: $15M - $20M Expect to achieve EBITDA profitability 1H 2026* * The Company has not provided a reconciliation of non-GAAP operating expense guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Thank You!

Disclaimer Non-GAAP Financial Information The Company uses non-GAAP financial measures, such as Non-GAAP / Adjusted operating expenses, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding merger related transactional costs, loss on convertible note modification, and Non-GAAP net (loss), to help it make strategic decisions, establish budgets and operational goals for managing its business, analyze its financial results and evaluate its performance. The Company also believes that the presentation of these non-GAAP financial measures in this presentation provides an additional tool for investors to use in comparing the Company’s core business and results of operations over multiple periods. However, the non-GAAP financial measures presented in this presentation may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented in this presentation should not be considered as the sole measure of the Company’s performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with generally accepted accounting principles accepted in the United States (“GAAP”). For reconciliations of these non-GAAP financial measures to the Company’s GAAP financial measures, see Appendix to this presentation. You should review these reconciliations and not rely on any single financial measure to evaluate the Company business. Industry and Market Data In this presentation, the Company relies on and refers to publicly available information and statistics regarding the market in which the Company competes and other industry data. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the information provided by third-party sources.  Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of the respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Non-GAAP Reconciliation to Non-GAAP Adjusted Operating Expenses (Unaudited)

Non-GAAP Reconciliation - Adjusted EBITDA (Unaudited)

Non-GAAP Reconciliation - Non-GAAP Net Loss (Unaudited)